UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      February 26, 2008
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On February 27, 2008 Hasbro, Inc. (the "Company") issued a press release announcing that Kenneth A. Bronfin, President of Hearst Interactive Media, had been elected to the Company's Board of Directors (the "Board") effective March 1, 2008. Upon joining the Board, Mr. Bronfin will also become a member of the Board's Finance Committee. A copy of the press release is filed as Exhibit
99.1 to this Current Report and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

     99.1 (c) Exhibits

     Press Release, dated February 27, 2008.



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HASBRO, INC.
                                   ------------
                                   (Registrant)


Date: February 27, 2008            By: /s/ David D.R. Hargreaves
                                       --------------------------
                                       David D.R. Hargreaves
                                       Executive Vice President,
                                         Finance and Global Operations and
                                         Chief Financial Officer
                                       (Duly Authorized Officer)

                                 HASBRO, INC.
                          Current Report on Form 8-K
                           Dated February 27, 2008

                                Exhibit Index


Exhibit No.                          Exhibit

     99.1 Press Release, dated February 27, 2008.